Supplement dated September 4, 2002
to the Prospectus for
Flexible Premium Last Survivor Variable Life Insurance Policies issued by
EquiTrust Life Insurance Company
and its
EquiTrust Life Variable Account

This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

The second sentence on the cover page of the Prospectus is replaced with the following:

EquiTrust ("we," "us" or "our") designed the Policy:  (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

	The definitions of "Grace Period" and "Maturity Date" under the heading "DEFINITIONS" on page 3 are replaced with the following:

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Maturity Date:  The Joint Equal Attained Age 115 (Joint Equal Attained
Age 95 in certain states). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

	The second paragraph under the heading "THE POLICY - Policy Lapse and Reinstatement - Lapse" on page 23 is replaced with the following:

A Grace Period of 61 days (31 days in certain states) will commence on the date we send you notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

	The first sentence under the heading "POLICY BENEFITS - Benefits at Maturity"
 on page 33 is replaced with the following:

The Maturity Date is Joint Equal Attained Age 115 (Joint Equal Attained
 Age 95 in certain states).

September 4, 2002							V.3